UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2011

KAT GOLD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2, Canada

(Address of principal executive offices, including zip code)

(709) 368-9223

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) obtaining proper licenses, (ii) obtaining positive drilling results, (iii) obtaining proof of commercially recoverable amounts of minerals in the property, (iv) obtaining sufficient cash to test the property for minerals and obtaining licenses, (v) securing capital for general working purposes, (vi) the value of the minerals in the open market, (vii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (viii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 25, 2011 (the “Closing Date”), pursuant to an asset purchase agreement dated November 23, 2011 (the “Agreement”) by and between Kat Gold Holdings Corp., a Nevada corporation (the “Company”) and Kat Exploration Inc, a Nevada corporation (the “Seller”), the Company acquired (the “Acquisition”) 100% of the mineral rights that the Seller then held in and to the mineral properties Rusty Ridge, Collier’s, North Lucky and South Lucky (each a “Property” and collectively, the “Properties”), from the Seller solely in exchange for 135,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The 135,000,000 Shares issued to the Seller were issued pursuant to the exemption from registration provided under Section 4(2) of the Securities Act.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Properties

The information set forth above in Item 1.01 is hereby incorporated by reference in its entirety into this Item 2.01. On the Closing Date, the Company acquired the Properties pursuant to the Agreements.

North Lucky, South Lucky and the Rusty Ridge properties are located in eastern Newfoundland on the Bonavista Peninsula. Collier’s is also located in eastern Newfoundland but is situated on the Avalon Peninsula. The Company’s economic interest the Properties is based on terrestrial sedimentary and volcanic rocks of the Avalon Zone, correlative to Africa, hosting sedimentary-hosted stratiform copper (SSC) or volcanic red bed copper (VRC) mineralization with the exception of Rusty Ridge, which has iron-oxide-copper-gold (IOCG) potential.

Rusty Ridge Property

The Company’s interest in the Rusty Ridge property centers upon Iron-Oxide-Copper-Gold (IOCG) potential. The primary target is an interpreted mineralized deep-seated gravity/magnetic body hosted by a plutonic entity intruding volcanic rocks. KATX undertook a technical review and a proposal for a diamond drilling program for implementation in 2010. The Rusty Ridge property is approximately 2,100 hectares in size, situated on Crown land in proximity to the community of Bunyan’s Cove, Bonavista Peninsula. Mineral Exploration License Nos. 015991M, 016773M and 018404M, aggregating 155 claims, are all in good standing.

Collier’s Property

The targeted exploration of this Property is volcanic red bed copper (“VRC”) similar to deposits found in Michigan. The Collier’s Property is approximately 500 hectares in size and is situated on Crown land in proximity to the communities of Collier’s and Conception Harbour, Avalon Peninsula. Mineral Exploration License No. 011706M, aggregating 20 claims, is in good standing. The Company believes that the Collier’s Property has been unexplored for at least 150 years. The Seller staked the property in 2006 for its VRC potential associated with chalcopyrite, bornite and malachite mineralization located in a 27 meter deep shaft sunk in the 1850’s.

North Lucky Property

The targeted exploration of this Property is sediment-hosted stratiform copper, which is similar to the Zambian Copper Belt, Africa. The North Lucky Property is approximately 1,225 hectares in size and is situated on Crown land, south of the community of Upper Amherst Cove. Mineral Exploration License No. 016909M, aggregating 49 claims, is in good standing.

South Lucky Property

The targeted exploration of this Property is also sediment-hosted stratiform copper. The South Lucky Property is approximately 150 hectares in size and is situated on Crown land, 10 km southwest of the North Lucky property, north of the community of Port Rexton, Bonavista Peninsula. Mineral Exploration License No. 015995M, aggregating 6 claims, is in good standing.

Mineral Rights Acquisition - Province of Newfoundland and Labrador

General

Acquisition of mineral rights in the province of Newfoundland and Labrador (the “Province”) is by online map staking through its Mineral Rights Administration System, known as MIRIAD. In order to stake claims, one must be at least 19 years of age or a corporation, and must be registered with the Mineral Claims Recorders Office. A prospector’s license is not required to stake claims or conduct mineral exploration in the Province. The licenses comprising the Properties constitute exclusive legal rights to explore for minerals on the Properties and were conveyed by the Seller to the Company pursuant to the Agreements. If the Company discovers a mineral deposit on the Properties, it would be entitled to convert the pertinent license(s) into mining leases; the Company presently intends to convert any applicable licenses into leases if and when it discovers any such deposits. However, no such conversion is permitted until a deposit is discovered. There can be no assurance that a mineral deposit will ever be discovered on any of the Properties.

Land Tenure

A mineral license gives the licensee the exclusive right to explore for minerals in, on or under the area of land described in the license. A mineral exploration license is issued for a five-year term and may be renewed and held for a maximum of twenty years, provided the required annual assessment work is completed, reported and accepted by the Department of Natural Resources of the Province, and the renewal fees area paid. A license holder has the right to convert any part of the mineral license to a mining lease provided all provisions of Section 31 of the Mineral Act of the Province are met.

The foregoing description of the Properties does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, the Company issued 135,000,000 Shares to the Seller as the purchase price for the Properties. None of the Shares was registered under the Securities Act. The foregoing description of the issuance of unregistered equity securities in connection with the Acquisitions does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K. The Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and its Quarterly Report for its fiscal quarter ended September 30, 2011 is incorporated herein by reference.

Exhibit No.	Description

2.1	Form of Agreement*
*	Filed herewith

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 28, 2011

KAT GOLD HOLDINGS CORP.

By:	/s/ Kenneth Stead
Name:	Kenneth Stead
Title:	President